Exhibit 99(i)(2)



         CERTIFICATION BY CHIEF FINANCIAL OFFICER
     REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of 7-Eleven, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward W. Moneypenny, Senior Vice President and Chief Financial Officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report
fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/  Edward W. Moneypenny
                                    -------------------------
                                   Edward W. Moneypenny
                                   Senior Vice President and
                                      Chief Financial Officer
                                   7-Eleven, Inc.















                              Tab 3